                                                                  EXHIBIT 10.16

                             ACQUISITION AGREEMENT
                             ---------------------

     This Acquisition Agreement is made by American International Industries, Inc. ("AIII") and Juan Carlos Martinez (the "Transferor".)

                                  INTRODUCTION
                                  ------------

     The Transferor wishes to transfer to AIII, and AIII wishes to acquire from the Transferor, all of the outstanding shares of common stock of Marald, Inc. d/b/a "Unlimited Coatings" in exchange for the consideration described in this Agreement.

     NOW, THEREFORE, AIII and the Transferor agree as follows:

                                       1
                                  DEFINITIONS
                                  -----------

     When used in this Agreement:

All accounting terms not otherwise defined in this Agreement have the meanings assigned to them in accordance with generally accepted accounting principles consistently applied.

  "Agreement" means this Acquisition Agreement.
   ---------

  "AIII" means American International Industries, Inc., a Nevada corporation.
   ----

  "Closing" is defined in section 3.0
   -------

  "Company" means Marald, Inc. dba "Unlimited Coatings" and/or "Toro Liners".
   -------

  "Marald Financial Statements" are defined in section 4.2.
  -----------------------------

  "Marald Shares" means all of the outstanding and validly issued shares of the
   -------------
  common stock   of  Marald, Inc.

  "AIII Shares" means 3.5 million restricted shares of the common stock of
   -----------
  American International Industries, Inc. referred to as Exchange Securities.

  "Effective Date" means January 1, 1999.
   --------------

  "Exchange Securities" means 3.5 million AIII shares, restricted pursuant to
   -------------------
  rule 144 and bearing a legend reflecting such restriction on the sale or transfer of such shares.

  "Exchange Shares" means the shares of the common stock of AIII and each such
   ---------------
  share is herein referred to as an "Exchange Share".

  "Governmental Authority" means any foreign governmental authority, the United
   ----------------------
  States of America, any state of the United States, and any political subdivision of any of the foregoing, and any agency, department, commission, board, bureau, court, or similar entity, having jurisdiction over a party to this Agreement or its assets or properties.

  "Indemnified Party" is defined in section 11.0.
   -----------------

  "Indemnifying Party" is defined in section 11.0.
   ------------------

  "Legal Requirement" means any material law, statute, ordinance, writ,
   -----------------
  injunction, decree, requirement, order, judgment, rule, or regulation (or interpretation of any of the foregoing) of and the terms of any license or permit issued by, any Governmental Authority.

  "Permitted Liens" means (i) liens for taxes, assessments, and other
   ---------------
  governmental charges or levies, the payment of which is not past due, (ii) mechanics', workmen's, repairmen's, warehousemen's, vendors', or carriers' liens, or similar liens arising in the ordinary course of business and securing sums that are not past due, or deposits or pledges to obtain the release of any such liens, or (iii) easements, reservations, encroachments, or minor defects in title that do not materially impair the use of the property affected thereby.

  "Securities Act" means the Securities Act of 1933, as amended.
   --------------

  "Transferor" means Juan Carlos Martinez.
   ----------

                                       2
                                THE TRANSACTION
                                ---------------

Subject to the terms and conditions set forth in this Agreement, and based on the covenants, warranties and representations in this Agreement, the Transferor hereby agrees to transfer and deliver all of the Marald, Inc. Shares to AIII in exchange for the issuance and delivery to Transferor of 3,500,000 restricted shares of AIII common stock (the "Exchange Securities"). AIII shall instruct its transfer agent to issue such securities in the form of seven certificates representing 500,000 shares each, and bearing the restrictive legend pursuant to Rule 144.

                                       3
                                  THE CLOSING
                                  -----------

     3.0   The Closing. The closing (the "Closing") of the transaction
           -----------
contemplated in this Agreement shall be at the offices of AIII at 601 Hanson Rd., Kemah, Texas 77565 at 3:00 PM on March 19, 1999 or such other place, time and date as may be agreed by the Transferor and AIII.

     3.1   Documents to be Delivered by the Transferor at the Closing.  At the
           ----------------------------------------------------------
Closing, the Transferor shall deliver or cause to be delivered to AIII:

           3.1.1 Certificates for the Marald Shares being sold pursuant to this Agreement, duly endorsed for transfer to AIII;

           3.1.2 The minute books, stock transfer records, seals, all books of account, records, contracts, tax returns, and all other original documents, and records of the Companies;

           3.1.3 The resignations, effective upon their acceptance by AIII, of all the directors and officers of the Companies; and

           3.1.4 Such other instruments of transfer, conveyance, and assignment as AIII may reasonably request to more effectively consummate the transactions contemplated in this Agreement.

      3.2  Documents to be Delivered by AIII at the Closing.  At the
           ------------------------------------------------
Closing, AIII shall deliver or cause to be delivered to Transferor:

           3.2.1  Delivery of the Exchange Securities by AIII at the Closing.
                  ----------------------------------------------------------
      Upon delivery to AIII of the documents described in section 3.1, AIII shall deliver to Transferor a certificate in Transferor's name for the Exchange Securities duly registered on the stock transfer records of AIII.

           3.2.2  Employment agreement for Juan Carlos Martinez.

           3.2.3 AIII will make available to Unlimited Coatings a $75,000 secured line of credit.

                                       4
                THE TRANSFERORS' REPRESENTATIONS AND WARRANTIES
                -----------------------------------------------

     The Transferor represents and warrants to AIII that:

     4.0   Organization and Corporate Status of the Companies. The Company is a
           --------------------------------------------------
corporation duly organized, validly existing, and in good standing under the laws of the state of Texas and has all corporate power and authority and has satisfied all Legal Requirements necessary to own and operate its properties and to carry on its business as presently conducted. The Company is not qualified or licensed to do business as a foreign corporation in any jurisdiction, and, to the best knowledge of the Transferor, after due inquiry, in no jurisdiction does the character of either Company's properties or the nature of its business make such qualification necessary. Except as set forth at 4.15.5, the Company is not a party to or subject to any agreement or commitment which will or may restrict the conduct of its business in any jurisdiction or location. Complete and correct copies of the Company's Articles of Incorporation and Bylaws, as presently in effect, have been delivered to AIII. The Company does not own, directly or indirectly, any capital shares or any equity, profit sharing, participation or other interest in any other person.

     4.1   Capitalization. The authorized capital stock of Marald, Inc. consists
           --------------
of one million shares of common stock of $1.00 par value. One million shares of such common stock are issued and outstanding on the Effective Date; one million of those shares are owned beneficially and of record by Transferor and no other shares are owned by any other party or parties. Each of the outstanding Marald Shares is validly issued, fully paid, and non-assessable and none has been issued in violation of any pre-emptive right or other agreement of any shareholder. There are no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments by which either Company is or may become obligated to issue or to transfer from treasury any additional shares of its capital stock of any class.

     4.2   Marald Financial Statements. Exhibit 1 consists of the unaudited
           ---------------------------  ---------
balance sheets of Marald as of November 30, 1998 and the related unaudited income statements for the periods then ended (collectively, the "Marald Financial Statements"). The unaudited balance sheets included in the Marald Financial Statements present fairly, subject to the usual disclaimers made in such unaudited balance sheets, the financial position of the Company as of their dates. The unaudited income statements included in the Marald Financial Statements present fairly, subject to the usual disclaimers made in such unaudited income statements, the results of operations of the Company for the periods indicated. Transferor warrants that no significant transactions, transfers, or commitments other than in the normal course of business have occurred subsequent to the November 30, 1998 financial statements.

     4.3   Absence of Undisclosed Liabilities. The Company has not incurred any
           ----------------------------------
liabilities which have not been disclosed.

     4.4   Taxes and Tax Returns. The Company has duly filed with the
           ---------------------
appropriate governmental agencies all federal tax returns and reports, all state and local tax returns and reports with respect to income, payroll, sales and franchise taxes and all other tax returns and reports, the filing of which is necessary for the conduct of its business. All such tax returns properly reflect the taxes of the Company for the periods covered. All federal, state, and local taxes, assessments, interest, penalties, deficiencies, fees, or other governmental charges or impositions called for by such tax returns, or claimed to be due by any taxing authority, have been properly accrued or paid and all deposits required by law to be made with respect to employees' withholding taxes have been made. There are no material unresolved questions or claims concerning Marald's tax liability. The Company has not received any notice of audit, deficiency, or assessment or proposed deficiency or assessment by the Internal Revenue Service or any other taxing authority, nor has the Company waived any statute of limitations with respect to taxes or agreed to any extensions of time with respect to a tax assessment or deficiency.

     4.5   Material Contracts. Except as listed in Exhibit 2  there are no
           ------------------                      ---------
material agreements, contracts, and commitments written or oral, not in the ordinary course or not consistent with prior practice, to which the Company is a party or by which it or any of its properties are bound as of the date of the Effective Date. None of the customers or suppliers of the Company has refused, or communicated that it will or may refuse to purchase or supply goods or services, as the case may be, or has communicated that it will or intends to substantially reduce the amounts of goods or services that it is willing to purchase from or sell to the Company.

     4.6   Equipment. Exhibit 3  is a schedule of all of the material machinery,
           ---------  ---------
equipment, motor vehicles, furniture, fixtures, and other capital assets of every kind and description of each Company as of the Effective Date (the "Equipment"). All of the tangible properties and assets owned by the Company, or in which it has an interest, currently being used by it are in good and normal operating condition and repair, normal wear and tear excepted, free from defects (except such minor defects as do not interfere with the continued use thereof in the conduct of normal operations), are sufficient to carry on each Company's business as conducted during the preceding three months, and conform with all applicable governmental regulations, including, without limitation, those governing the discharge of materials into the environment or the storage or disposition of hazardous or toxic wastes.

     4.7   Litigation. There are no judicial or administrative actions, suits,
           ----------
proceedings, or, to the knowledge of the Transferors, investigations pending or threatened against or affecting either Company or the business assets or goodwill of either Company, or the transactions contemplated by this Agreement at law or equity or before any court, governmental agency or arbitrator, and the Transferors know of no basis or grounds for any such investigation, action, suit, proceeding, or claims against either Company, nor is there any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator outstanding against either Company.

     4.8   Compliance with Laws. The Company is conducting its business and
           --------------------
operations in compliance with all Legal Requirements applicable to its business and operations, and the Transferors have no knowledge or reason to believe that either Company is in violation or default under any Legal Requirement applicable to it or any of its properties which violation or default resulted in or could result in a material adverse effect.

     4.9   Government Authorizations. Except as described in Exhibit 4 no
           -------------------------                         ---------
material permit, concession, grant, franchise, license, or other governmental authorization or approval is necessary for the conduct of the business of the Company.

     4.10  Intellectual Property Rights. Exhibit 5 identifies all of the
           ----------------------------  ---------
material computer software programs, patents, patent applications, licenses, trade names, assumed names, trademarks, service marks, brandmarks, brandnames, copyrights, and registrations and applications therefor, franchises, technology, know-how or other assets of like kind (the "Rights"), used in the business of the Company, or which are presently owned by or registered in the name of the Company or under which the Company owns or holds any license or other interest. The expiration date, if any, of each of the Rights (other than processes, formulae and trade secrets) is set forth in Exhibit 5 The Rights are adequate
                                            ---------
for the conduct of the Company's business. All of the Rights are free of all liens and encumbrances, and the Company has not granted any licenses or sublicenses under any of the Rights to others except as set forth in Exhibit 6.
                                                                     ---------
The Company has the sole and exclusive right to use the Rights, and the consummation of the transactions contemplated by this Agreement will not alter or impair the Rights. No proceedings

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have been instituted, are pending or threatened which challenge any Rights or their validity, and, to the knowledge of the Transferor, none of the Rights or their use by the Company infringes or otherwise violates the rights of others or is being infringed by others. The Company has not received notice of interference or infringement of any of the Rights. Except by virtue of the Transferor's ownership of the Marald Shares, no shareholder, director, officer or employee of the Company owns, directly or indirectly, in whole or in part, any Rights which the Company has used, or the use of which is necessary for the business of the Company as now conducted.

     4.11  Employees; Employee Benefit Plans.
           ---------------------------------

           4.11.1   Employees. Except for amounts accrued on the books of the
                    ---------
     Company, at the Closing no present or former employee of the Companies will have any claim against the Company (whether under federal or state law, under any employee agreement or otherwise) on account of or for (a) overtime pay, other than overtime pay for the payroll period ending on or after the Closing, (b) wages or salaries, or (c) vacations, time off or pay in lieu of vacation or time off, other than vacation or time off (or pay in lieu thereof) earned with respect to the current fiscal year of the Company. To the knowledge of the Transferor, at the Closing no present or former employee of the Company will have any claim against the Company (whether under federal or state law, under any employee agreement or otherwise) on account of or for any violation of any law related to minimum wages or maximum hours of work.

           4.11.2   Employee Benefit Plans. The Company has no employee benefit
                    ----------------------
     plan or arrangement, whether formal or informal, and whether legally binding or not, under which or to which it contributes to or for the benefit of its employees (including, without limitation, life insurance, hospitalization medical, dental, bonus, incentive, deferred compensation and similar plans, severance or termination pay, club memberships, and similar benefits and perquisites) (the "Plans").

           4.11.3   Qualified Plans. The Company is not and has never been a
                    ---------------
     party to any Plan which is an "employee pension benefit plan", as such terms defined in section 3(2) of ERISA and the rules and regulations promulgated thereunder, and the Company is not and never has been a party to a "multi-employer plan" as that term is defined in section 3(37) of ERISA.

     4.12  Labor Matters.
           -------------

           4.12.1 No employees of the Company are currently represented by any labor union, nor is the Company a party to any collective bargaining agreement, and, to the knowledge of the Transferors, there is no organizational effort presently being made or threatened by or on behalf of any labor union with respect to employees of either Company;

           4.12.2 The Company has substantially complied with the Occupational Safety and Health Act, the regulations promulgated thereunder, and all other applicable laws
                                                                               6
     respecting employment and employment practices, terms and conditions of employment and wages and hours, and is not engaged in any unfair labor practice;

            4.12.3 There is no unfair labor practice complaint against the Company pending before the National Labor Relations Board or any comparable state agency;

            4.12.4 There is no labor strike, dispute, slowdown, representation campaign or work stoppage actually pending or, to the knowledge of the Transferors, threatened against or affecting either Company; and

            4.12.5 No grievance or arbitration proceeding is pending and no claim therefor has been asserted against either Company.

     4.13   Transactions with Related Parties. Except as described in Exhibit 7
            ---------------------------------                         ---------
the Company is not a party to any material transaction or proposed transaction, including, without limitation, the leasing of property, the purchase or sale of raw materials or finished goods, or the furnishing of services, with either Transferor, and neither has the Company, directly or indirectly, entered into any agreement or commitment which could result in it becoming obligated to provide funds in respect of or to guarantee or assume any debt or obligation of either Transferor, or of any director, officer or employee of the Company. It is understood that the purchases from the manufacturer owned by the family of Juan Carlos Martinez will be at best terms being offered to any purchaser except the single customer which currently has a supply agreement with said manufacturer on terms slightly more favorable than those offered to Marald. Negotiations with any entities owned or controlled by relatives of Juan Carlos Martinez will be conducted at arms length, with full and complete disclosure, in writing to the Chief Financial Officer or Chief Executive Officer of AIII, prior to entering into any commitment to purchase materials in quantities or at terms other than those which have been the usual practice in such dealings.

     4.14   Books and Records. The financial books and records of the Company
            -----------------
accurately reflect the transactions to which it is or was a party or by which its properties are or were bound. All of the corporate records of each Company have been made available to representatives of AIII and are substantially complete, accurate, and current.

     4.15   Warranties. The Company has not given or made any warranties to
            ----------
third parties with respect to any products sold or services performed by it, except for the limited warranties stated in standard forms of warranty used by it, copies of which have been delivered to AIII. There is no claim against or liability of the Company on account of product warranties or with respect to the manufacture, sale, or rental of defective products and there is no basis for any such claim on account of defective products heretofore manufactured, sold, or rented which is not covered by insurance.

     4.15.5 The Company has entered into a contract with Custom Sprayed on Liners and Edwardo De Lachica, according to the terms of which, the Company may not establish distributorships within the "Greater Houston" trade area. That contract expires in March, 2001 and will not be renewed. The Company has not entered into any similar agreements, will not do so, and transferor warrants and represents that, other than the "one mile radius" protected trade territories granted to distributors, no agreements have been entered into limiting the geographic area in which distributorships may be established or products sold. Transferor also represents that no similar agreements exist between the Mexican manufacturing company controlled by Transferor's family and affecting the ability of the Company to sell any of the products manufactured by that company. Transferor also represents that the Company shall have notice of any negotiations, activities, or circumstances of the Mexican company which might limit the Company's access to products or the ability to sell such products.

     4.16  Title and Related Matters. Other than properties leased by the
           -------------------------
Companies or as noted on Exhibit 8, the Company has good, marketable, and
                         ---------
insurable title to all of the properties and assets owned or used by it or in its possession free and clear of all mortgages, liens, pledges, charges or encumbrances of any kind or character, except (a) statutory liens for property taxes not yet delinquent or payable subsequent to the Effective Date; (b) such imperfections or irregularities of title, liens, easements, charges or encumbrances as do not materially detract from or materially interfere with the use of the properties or assets subject thereto, or affected thereby, or otherwise materially impair business operations or such properties; (c) such imperfections or irregularities of title, liens, easements, charges or encumbrances as would not materially interfere with the sale, or materially detract from the aggregate value of, such properties and assets; or (d) as reflected in the Marald Financial Statements. The Transferor has no actual knowledge of any violations of zoning, building, health or safety laws, statutes, ordinances or regulations relating to such properties or assets.

     4.17  Disclosure. Neither this Agreement nor any of the annexes, exhibits,
           ----------
schedules, attachments, statements, documents, certificates, or other items prepared or supplied to AIII by or on behalf of the Transferor with respect to the transactions contemplated by this Agreement knowingly contain any untrue statement of a material fact or omit a material fact necessary to make each statement contained herein or therein not misleading. No responsible officer or director of either Company has intentionally concealed any fact known by such person to have a material adverse effect upon the Companies' existing or expected financial condition, operating results, assets, customer relations, employee relations, or business prospects taken as a whole.

     4.18  Power of Attorney. No material power of attorney or similar
           -----------------
authorization given by the Company is in effect on the Effective Date.

     4.19  Accounts Receivable. All accounts receivable of Marald reflected in
           -------------------
the marald Financial Statements represent bona fide sales actually made in the ordinary course of business.

     4.20  Real Property. Exhibit 9 lists all real property currently owned or
           -------------  ---------
leased by the Company and used or useful in the conduct of the business operations of the Company. The Transferor has delivered to AIII copies of all leases listed in Exhibit 8 (including any and all amendments and other
                 ---------
modifications of such leases), which leases are valid and binding. The Company is not in material default under any such leases. All of the property listed in
Exhibit 9 (including improvements thereon) is in satisfactory condition and
---------
repair consistent with its present use and is available for immediate use in the conduct of the business of the Company. None of the property listed in Exhibit 9 violates in any material respect any applicable
                   ---------
environmental, building or zoning code or regulation of any governmental authority having jurisdiction. The property and leases described in Exhibit 8
                                                                    ---------
include all such property or property interests necessary to conduct the business and operations of the Companies as they are presently conducted.

     4.21  Power and Authority of the Transferors. The execution, delivery, and
           --------------------------------------
performance by each Transferor of this Agreement are within his requisite power.

     4.22  Enforceability. This Agreement, when duly executed and delivered in
           --------------
accordance with its terms, will constitute the legal, valid, and binding obligations of the Transferor, enforceable against him in accordance with its terms, except as may be limited by bankruptcy, insolvency, and other similar laws affecting creditors' rights generally or by general equitable principles.

     4.23  No Violation of Law. The execution, delivery, and performance of this
           -------------------
Agreement by the Transferor do not materially conflict with, violate, or constitute a breach of or a default under, or result in the creation or imposition of any lien, claim, or encumbrance of any kind upon, any of his Marald Shares being sold pursuant to this Agreement.

     4.24  Brokers and Finders. Finders fees of $45,000.00 are payable by
           -------------------
Marald, Inc. in conjunction with services provided on behalf of Marald in connection with negotiations relative to this Agreement and the transactions contemplated by this Agreement. Additionally, a discount of $150.00 per drum of chemicals sold to Toro Spray on Liners, Inc. will be applied to sales to them
                  --------------------------
over the next twenty-four months.

     4.25  Investment Representations.
           --------------------------

           4.25.1 The Transferor is an "accredited investor" as defined by the Rule 1(a) of Regulation D promulgated under the Securities Act, and has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to AIII so that he is capable of evaluating the merits and risks of his investment in AIII and has the capacity to protect his own interests.

           4.25.2 The Transferor is acquiring the Exchange Securities for investment for his own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Each Transferor understands that the Exchange Securities have not been, and will not be, registered under the Securities Act or the securities laws of any state by reason of a specific exemption from the registration provisions of the Securities Act and the applicable state securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of his representations as expressed in this Agreement. Each Transferor is acquiring the Exchange Securities without expectation, desire, or need for resale and not with the view toward distribution, resale, subdivision, or fractionalization of the Exchange Securities.

           4.25.3 During the course of the negotiation of this Agreement, each Transferor has had an opportunity to discuss AIII's business, management and financial affairs with AIII's management and the opportunity to review AIII's financial statements, books and records, facilities and business plan. Each Transferor has also had an opportunity to ask questions of the officers of AIII, which questions were answered to his satisfaction.

           4.25.4 The Transferor understands that the Exchange Securities cannot be resold in a transaction to which the Securities Act and state securities laws apply unless (i) subsequently registered under the Securities Act and applicable state securities laws or (ii) exemptions from such registrations are available. Each Transferor is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private transaction subject to the satisfaction of certain conditions.

           4.25.5 Each Transferor understands that the certificates for the Exchange Shares will bear the following legend:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES STATUTES. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF WITHOUT THE PRIOR WRITTEN CONSENT OF THE CORPORATION UNLESS THE SALE OR OTHER DISPOSITION (1) IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND ALL RELEVANT STATE SECURITIES ACTS GOVERNING SUCH SALE OR OTHER DISPOSITION; OR (2) IS ONE WITH RESPECT TO WHICH THE CORPORATION SHALL HAVE BEEN ADVISED BY ITS COUNSEL THAT REGISTRATION UNDER THE 1933 ACT AND RELEVANT STATE SECURITIES ACTS IS NOT REQUIRED."

                                       5
                     AIII'S REPRESENTATIONS AND WARRANTIES
                     -------------------------------------

     AIII represents and warrants to the Transferors that:

     5.0   Organization and Corporate Status of AIII. AIII is a corporation duly
           -----------------------------------------
organized, validly existing, and in good standing under the laws of the State of Nevada, and is duly licensed, qualified to do business, and in good standing in each jurisdiction in which such qualification is necessary, and has all corporate power and authority and has satisfied all Legal Requirements necessary to own and operate its properties and to carry on its business as presently conducted.

     5.1   Power and Authority of AIII. The execution, delivery, and performance
           ---------------------------
by AIII of this Agreement are within the requisite corporate power and authority of AIII and have been duly authorized and approved by all necessary parties, including, without limitation, the Board of Directors of AIII.

     5.2   Enforceability. This Agreement, when duly executed and delivered in
           --------------
accordance with its terms, will constitute the legal, valid, and binding obligation of AIII in accordance with its terms, except as may be limited by bankruptcy, insolvency, and other similar laws affecting creditors' rights generally and by general equitable principles.

     5.3   Brokers and Finders. No person has acted on behalf of AIII in
           -------------------
connection with any negotiations relative to this Agreement and the transactions contemplated by it, and such negotiations have been carried on by AIII without the intervention of any person acting on behalf of AIII in such a manner as to give rise to any valid claim for a brokerage commission, finder's fee, or other like payment.

     5.4   Investment Representations. The Marald Shares to be received by AIII
           ---------------------------
will be acquired for investment, for AIII's own account, not as a nominee or agent, and not with a view to sale or distribution of any of them, and AIII has no present intention of selling, granting participation in, or otherwise distributing the Marald Shares. AIII understands that the Marald Shares have not been registered under the Securities Act or any state securities laws, that the sale of the Marald Shares pursuant to this Agreement is exempt from registration under the Securities Act pursuant to section 4(2) of the Securities Act, and that the Transferors are relying upon AIII's representations with respect to the availability of the exemption from registration. AIII further understands that the following paragraph may be stamped or typed on any certificate evidencing the Marald Shares:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES STATUTES. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF WITHOUT THE PRIOR WRITTEN CONSENT OF THE CORPORATION UNLESS THE SALE OR OTHER DISPOSITION (1) IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND ALL RELEVANT STATE SECURITIES ACTS GOVERNING SUCH SALE OR OTHER DISPOSITION; OR (2) IS ONE WITH RESPECT TO WHICH THE CORPORATION SHALL HAVE BEEN ADVISED BY ITS COUNSEL THAT REGISTRATION UNDER THE 1933 ACT AND RELEVANT STATE SECURITIES ACTS IS NOT REQUIRED."

     5.5   No Violation of Law. The execution, delivery, and performance of this
           -------------------
Agreement by AIII do not materially: (i) conflict with, violate, or constitute a breach of or a default under, (ii) result in the creation or imposition of any lien, claim, or encumbrance of any kind upon any of the Exchange Securities pursuant to the terms of, (iii) require any authorization, consent, approval, exemption, or other action by or notice to or filing with any governmental authority under any provision of, or (iv) accelerate or permit the acceleration of the performance required by: (x) the Articles of Incorporation or Bylaws of AIII, (y) any applicable Legal Requirement, or (z) any credit or loan agreement, mortgage, indenture, promissory note, or any other agreement or instrument to which AIII is a party or by which the Exchange Securities may be bound or affected.

     5.6  Compliance with Laws. AIII is conducting its business and operations
          --------------------
in compliance with all Legal Requirements applicable to its business and operations, and has no knowledge or reason to believe that it is in violation or default under any Legal Requirement applicable to it or any of its properties which violation or default resulted in or could result in a material adverse effect.

     5.7  Books and Records. The financial books and records of AIII accurately
          -----------------
reflect the transactions to which it is or was a party or by which its properties are or were bound, and such books and records are and have been properly kept and maintained in accordance with generally accepted accounting principles applied on a consistent basis. All of the corporate records of AIII have been made available to representatives of the Transferors and are complete, accurate, and current.

     5.8  The Exchange Securities. The Exchange Shares have been duly authorized
          -----------------------
and reserved for issuance and, when issued in accordance with this Agreement or the Exchange Options, as the case may be, will be validly issued, fully paid, non-assessable and free of preemptive rights. Upon the Closing, the Transferors shall acquire from AIII legal and beneficial ownership of, good and valid title to, and all right to vote the Exchange Shares, free from any charge, lien, encumbrance or adverse claim of any kind whatsoever. The issuance and delivery of the Exchange Securities will not violate the Securities Act, the Securities Exchange Act of 1934, as amended, or any rule or regulation promulgated by any state securities law or regulation.

     5.9  Disclosure. Neither this Agreement nor any of the annexes, exhibits,
          ----------
schedules, attachments, statements, documents, certificates, or other items prepared or supplied to the Transferor by or on behalf of AIII with respect to the transactions contemplated by this Agreement knowingly contain any untrue statement of a material fact or omit a material fact necessary to make each statement contained herein or therein not misleading. No responsible officer or director of AIII has intentionally concealed any fact known by such person to have a material adverse effect upon AIII's existing or expected financial condition, operating results, assets, customer relations, employee relations, or business prospects taken as a whole.

                                       6
            CONDUCT OF THE COMPANIES' BUSINESS PENDING THE CLOSING
            ------------------------------------------------------

     6.0  In General. Pending the Closing, each Company shall conduct its
          ----------
business in the ordinary course. Without limiting the generality of the foregoing, the Company shall comply with the subsequent sections of this Article.

     6.1  Regular Course of Business. Each Company will operate its business
          --------------------------
diligently and in good faith, consistent with past management practices, keep available the services of its present officers and employees (other than planned retirements) and preserve its present relationships with persons having business dealings with it (in each case without incurring any additional obligations not disclosed in this Agreement).

     6.2  Books of Account. Each Company shall keep its books of account and
          ----------------
records in the usual, regular and ordinary manner, in accordance with generally accepted accounting principles, practices and standards applied on a consistent basis, and shall make no changes in accounting methods and policies.

     6.3  Notice to AIII. The Transferor shall give prompt notice to AIII of:
          --------------
(i) any notice of, or order or communication relating to, any default or event which, with notice or lapse of time or both would become a default, received by either Company subsequent to the Effective Date and on or before the Closing under any indenture, instrument, lease or agreement to which the Company is a party or to which any of its property is bound or subject; and (ii) any notice or other communication from any third party alleging that the consent of such third party may be required in connection with the transactions contemplated by this Agreement. Further, the Transferors will promptly advise AIII of (a) any event occurring subsequent to the Effective Date which would render any representation or warranty contained in this Agreement, if made on or as of the date of the event or the Effective Date, untrue in any material respect and (b) any material change in the business or operations of either Company.

     6.4  Full Access. The Company shall afford to AIII and to its counsel,
          -----------
accountants and other authorized representatives, full access to its plant, properties, books and records in order that AIII may have the full opportunity to make such investigations as AIII shall desire to make of the affairs of the Company; and the Company will cause its officers and employees to furnish such additional financial and operating data and other information as AIII may from time to time reasonably request.

     6.5  Consents. The Transferor will obtain, before the Closing, all consents
          --------
necessary for the consummation of the transactions contemplated by this Agreement. All such consents will be in writing and executed counterparts of the consents will be delivered to AIII no later than immediately before to the Closing.

     6.6  Exclusivity. During the period beginning on the Effective Date and
          -----------
ending on the Closing or the termination of this Agreement, whichever first occurs, neither the Transferor nor the Company will solicit or furnish information to any prospective buyer, commence, or conduct negotiations with any other party or enter into any agreement, contract or letter of intent with any other party concerning the sale of any or all of the Marald Shares or any or all of the assets of the Company. The Transferor will immediately advise AIII of the receipt of any acquisition proposal.

                                       7
                CONDUCT OF AIII'S BUSINESS PENDING THE CLOSING
                ----------------------------------------------

     7.0  In General. Pending the Closing, AIII shall conduct its business in
          ----------
the ordinary course. Without limiting the generality of the foregoing AIII shall comply with the subsequent sections of this Article 8.

     7.1  Regular Course of Business. AIII will operate its business diligently
          --------------------------
and in good faith, consistent with past management practices, keep available the services of its present officers and employees (other than planned retirements) and preserve its present relationships with persons having business dealings with it (in each case without incurring any additional obligations not disclosed in this Agreement).

     7.2  Books of Account. AIII shall keep its books of account and records in
          ----------------
the usual, regular and ordinary manner, in accordance with generally accepted accounting principles, practices and standards applied on a consistent basis, and shall make no changes in accounting methods and policies.

     7.3  Notice to the Transferor. AIII shall give prompt notice to the
          ------------------------
Transferor of: (i) any notice of, or order or communication relating to, any default or event which, with notice or lapse of time or both would become a default, received by AIII subsequent to the Effective Date and on or before the Closing under any indenture, instrument, lease or agreement to which AIII is a party or to which any of its property is bound or subject; and (ii) any notice or other communication from any third party alleging that the consent of such third party may be required in connection with the transactions contemplated by this Agreement. Further, AIII will promptly advise the Transferor of (a) any event occurring subsequent to the Effective Date which would render any representation or warranty contained in this Agreement, if made on or as of the date of the event or the Effective Date, untrue in any material respect and (b) any material change in the business or operations of AIII.

     7.4  Full Access. AIII shall afford the Transferor and his respective
          -----------
counsel, accountants and other authorized representatives, full access to its plant, properties, books and records in order that they may have the full opportunity to make such investigations as they shall desire to make of the affairs of AIII; and AIII will cause its officers and employees to furnish such additional financial and operating data and other information as the Transferors may from time to time reasonably request.

     7.5  Consents. AIII will obtain, before the Closing, all consents necessary
          --------
for its consummation of the transactions contemplated by this Agreement. All such consents will be in writing and executed counterparts of the consents will be delivered to CRC the Transferors no later than immediately before to the Closing.

                                       8
                CONDITIONS PRECEDENT TO THE OBLIGATIONS OF AIII
                -----------------------------------------------

     8.0 Each and every obligation of AIII under this Agreement to be performed on or before the Closing shall be subject to the satisfaction, on or before the Closing, of each of the conditions contained in this Article 9.

     8.1  No Governmental or Other Proceedings. No action, suit, proceeding or
          ------------------------------------
investigation by or before any court or governmental, administrative or regulatory authority shall have been commenced or threatened against any Company, AIII or the Transferors seeking to restrain, prevent or change the transactions contemplated by this Agreement or questioning the validity or legality of the transactions or seeking damages in connection with the transactions.

     8.2  Representations and Warranties; Performance. Each of the
          -------------------------------------------
representations and warranties of the Transferor contained in this Agreement and the Exhibits shall be true and correct in all material respects on the Closing with the same effect as though made on that date. The Transferor and the Company shall each have duly performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with before or at the Closing.

     8.3  No Material Adverse Change. There shall have been no material adverse
          --------------------------
change since the Effective Date in the business, condition (financial or otherwise), assets, liabilities (absolute, accrued, contingent or otherwise), prospects or operations of either Company.

     8.4  Absence of Certain Changes or Events. In the period from the Effective
          ------------------------------------
     Date to the Closing, neither Companies shall have:

          8.4.1 undergone or otherwise experienced any change in its condition (financial or otherwise), properties, assets, liabilities, business, or operations, other than changes in the ordinary course of business which in the aggregate would not have a material adverse effect;

          8.4.2 declared, set aside, made, or paid any dividend or other distribution in respect of its capital stock or purchased or redeemed, directly or indirectly, any shares of its capital stock;

          8.4.3 granted, issued, or sold any shares of its capital stock or any option, warrant, conversion, or other right to purchase any such shares or any securities convertible into or exchangeable for such shares;

          8.4.4 incurred, except in the normal course of business or pursuant to credit arrangements in effect or being negotiated on or before the Effective Date, any indebtedness for borrowed money or issued or sold any note or any debt securities;

          8.4.5 subjected, except in the normal course of business or pursuant to credit arrangements in effect or being negotiated on or before the Effective Date, any of its properties or assets, tangible or intangible, to any mortgage, pledge, lien, charge, or encumbrance of any kind except Permitted Liens;

          8.4.6 acquired or disposed of any Equipment of material value other than in the ordinary course of business;

          8.4.7 suffered any extraordinary loss or forgiven or canceled any material debt or claim, or waived any right of material value, whether or not in the ordinary course of business;

          8.4.8 entered into any other transaction other than in the ordinary course of business, or entered into any material transaction, whether or not in the ordinary course of business;

          8.4.9 granted to any officer or salaried employee or any class of other employee any increase in compensation in any form in excess of the amount thereof in effect as of the Effective Date (other than ordinary merit increases consistent with past practice) or any severance or termination pay (other than in minor amounts consistent with past practice), prepaid principal on any note to any such person, consummated or obligated itself to consummate any transaction with any such person, or entered into any employment agreement or arrangement with any person;

          8.4.10 entered into, adopted or amended in any respect any collective bargaining agreement or adopted or amended any bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, insurance, or other similar plan, agreement, trust, or fund for the benefit of employees;

          8.4.11 suffered any material damage, destruction, or casualty loss (whether or not covered by insurance);

          8.4.12 suffered any strike or other labor trouble;

          8.4.13 suffered any change in its relationship with, or loss of, employees or customers which resulted in or could result in a material adverse effect;

          8.4.14 incurred any material liability or obligation (whether absolute, accrued, contingent or otherwise), except in the ordinary course of business;

          8.4.15 discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent) other than current liabilities paid in the ordinary course of business which were reflected in or shown on the Marald Financial Statements or which were incurred in the ordinary course of business since the Effective Date;

          8.4.16 other than in the ordinary course of business, made or permitted any amendment or termination of any contract, agreement, or license to which it is a party or by which either it or any of its assets or properties are subject;

          8.4.17 sold, assigned, or transferred any patents, trademarks, trade names, copyrights, trade secrets, licenses or other intangible assets, or disclosed any proprietary confidential information;

          8.4.18 made any capital expenditure or commitment not in the ordinary course of business which aggregates in excess of $5,000;

          8.4.19 made any loan or advance (other than reasonable travel advances) to, guaranties for the benefit of, or investments in, any person;

          8.4.20 been cited for any violation of any Legal Requirement;

          8.4.21 conducted its business in other than the usual and ordinary manner; or

          8.4.22 agreed to do any of the foregoing.

     8.5  Legal Matters. All legal matters in connection with this Agreement and
          -------------
the transactions it contemplates and the form and substance of all papers, instruments and documents used or delivered under this Agreement or incidental to this Agreement shall be reasonably satisfactory to AIII.

                                       9
          CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE TRANSFERORS
          ----------------------------------------------------------

     9.0 Each and every obligation of the Transferors under this Agreement to be performed on or before the Closing shall be subject to the satisfaction, on or before the Closing, of each of the conditions contained in of this Article 10.

     9.1  Representations and Warranties. Each of the representations and
          ------------------------------
warranties of AIII set forth in this Agreement shall be true and correct, both on the Effective Date and on the Closing as if made at that time.

     9.2  Agreements and Obligations. AIII shall have performed and complied
          --------------------------
with all agreements, undertakings, and obligations which are required to be performed or complied with by it at or before the Closing.

     9.3  Legal Matters. All legal matters in connection with this Agreement and
          -------------
the transactions it contemplates, and the form and substance of all papers, instruments, and documents used or delivered under this Agreement or incidental to this Agreement, shall be reasonably satisfactory to the Transferors.

     9.4  No Governmental or Other Proceedings. No action, suit, proceeding or
          ------------------------------------
investigation by or before any court or governmental, administrative or regulatory authority shall have been commenced or threatened against any Company, AIII or the Transferors seeking to restrain, prevent or change the transactions contemplated by this Agreement or questioning the validity or legality of the transactions or seeking damages in connection with the transactions.

     9.5  No Material Adverse Change. There shall have been no material adverse
          --------------------------
change since the Effective Date in the business, condition (financial or otherwise), assets, liabilities (absolute, accrued, contingent or otherwise), prospects or operations of AIII.

                                      10
             NATURE AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES
             -----------------------------------------------------

     10.0 Nature of Statements. All statements contained in this Agreement, in
          --------------------
any annex, exhibit, or any certificate or other instrument delivered by or on behalf of the Transferor or AIII pursuant to this Agreement, or in connection with the transactions it contemplates, shall be considered the representations and warranties of the Transferor or AIII, as the case may be. No investigation by any party nor failure by any party, to make any investigation, shall constitute a waiver of any representation, warranty, covenant, or agreement of any party, nor relieve the other party of any obligation with respect to the accuracy or fulfillment thereof.

     10.1 Survival of Representations and Warranties. Regardless of any
          ------------------------------------------
investigation at any time made by or on behalf of any party or of any information any party may have in respect of this Agreement, all covenants, agreements, representations, and warranties made in this Agreement or pursuant to this Agreement or in connection with the transactions it contemplates shall survive the Closing and shall continue in effect until June 30, 2000.

                                      11
                                INDEMNIFICATION
                                ---------------

     11.0 Indemnification by the Transferor. Transferor individually hereby
          ---------------------------------
indemnifies and holds harmless AIII and its respective successors and assigns from and against any taxes, claims, liabilities, damages, losses, costs, and expenses, including, without limitation, reasonable legal fees, accountants' fees, costs of investigation, and other expenses of defending any action or claim, amounts of judgment and amounts paid in settlement, together with interest thereon at the rate of ten percent per year, compounded annually from the date incurred until paid, caused by or arising out of: (i) any breach or default in the performance by him of any covenant or agreement of such Transferor contained in this Agreement, or (ii) any breach of warranty or inaccurate or erroneous representation made by him in this Agreement, in any annex, exhibit, or any other document delivered by or on behalf of the Transferor pursuant to this Agreement.

     11.1 Indemnification by AIII. AIII hereby indemnifies and holds harmless
          -----------------------
each of the Transferors and his respective successors and assigns from and against any taxes, claims, liabilities, damages, losses, costs, and expenses, including, without limitation, reasonable legal fees, accountants' fees, costs of investigation, and other expenses of defending any action or claim, amounts of judgment and amounts paid in settlement, together with interest thereon at the rate of ten percent per year, compounded annually from the date incurred until paid, caused by or arising out of: (i) any breach or default in the performance by AIII of any covenant or agreement of AIII contained in this Agreement, or (ii) any breach of warranty or inaccurate or erroneous representation made by AIII in this Agreement, in any annex, exhibit, or any other document delivered by or on behalf of AIII or pursuant to this Agreement.

     11.2 Conditions of Indemnification. With respect to any actual or potential
          -----------------------------
claim, any demand, the commencement of any action, or the occurrence of any other event which involves any matter or related series of matters (a "Claim") against which a party (the "Indemnified Party") is indemnified by another party (the "Indemnifying Party") under section 12.1 or 12.2:

          11.2.1  Notice. Promptly after the Indemnified Party first receives
                  ------
     documents pertaining to the Claim, or if such Claim does not involve a third party Claim, promptly after the Indemnified Party first has actual knowledge of the Claim, the Indemnified Party shall give notice to the Indemnifying Party of the Claim in reasonable detail and stating the amount involved, if known, together with copies of any such documents.

          11.2.2  Failure to Give Notice. The Indemnifying Party shall have no
                  ----------------------
     obligation to indemnify the Indemnified Party with respect to any Claim if
     (i) the Indemnified Party fails to give the notice of the Claim in accordance with section 12.3.1 or (ii) the notice of the Claim is not given on or before the first anniversary of the Closing; however, such limitation shall not apply to any Claim based upon or arising out of willful concealment or willful misconduct.

          11.2.3  Litigation, Settlement, Resolution of Claim. If the Claim
                  -------------------------------------------
     involves a third party, then the Indemnifying Party may, at its sole cost, expense and ultimate liability regardless of the outcome, and through counsel of its choice, litigate, defend, settle or otherwise attempt to resolve the Claim, except that the Indemnified Party may elect, at any time and at the Indemnified Party's sole cost, expense and ultimate liability, regardless of the outcome, and through counsel of its choice, litigate, defend, settle or otherwise attempt to resolve the Claim. If the Indemnified Party so elects (for reasons other than the Indemnifying Party's failure or refusal to provide a defense to the Claim), then the Indemnifying Party shall have no obligation to indemnify the Indemnified Party with respect to the Claim, but such disposition will be without prejudice to any other right the Indemnified Party may have to indemnification, regardless of the outcome of the Claim. In any event, AIII and the Transferors shall fully cooperate with each other and their respective counsel at their own expense in connection with any such litigation, defense, settlement or other attempted resolution.

                                      12
                                 MISCELLANEOUS

     12.0 Construction. The section headings contained in this Agreement are for
          ------------
reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever required by the context, any gender shall include any other gender, the singular shall include the plural, and the plural shall include the singular.

     12.1 Costs, Expenses, and Legal Fees. Each party shall bear its own costs
          -------------------------------
and expenses pertaining to the negotiation, preparation and execution of this Agreement and the consummation of the transactions it contemplates.

     12.2 Announcements, Press Releases, and Disclosure.  Any press release or
          ---------------------------------------------
other public announcement concerning this Agreement or the transactions it contemplates shall be approved by both the Transferor and AIII. In addition, no party shall disclose the existence of this Agreement or the transactions it contemplates before the Closing, except as may be necessary to comply with any Legal Requirement.

     12.3 Notice. Any notice required or permitted under this Agreement shall be
          ------
in writing and shall be considered to be delivered three business days after deposit in the United States mail, postage prepaid, certified or registered mail, return receipt requested, addressed as follows:

          12.3.1 If to AIII, to it at 601 Hanson Road, Kemah, Houston, Texas 77565-2701, Attention: Mr. Daniel Dror, Sr.; or

          12.3.2  If to the Transferor: 11020 Old Katy Rd. #217, Houston, Texas
                                        ---------------------------------------
     77043
     -----

          12.3.3 Notice given in any other manner shall be effective when received by the addressee. The address for notice may be changed by notice given in accordance with this section 14.4.

     12.4 Entire Agreement, Amendment. This Agreement and its annexes and
          ---------------------------
exhibits constitute the entire agreement between the parties and may not be amended, supplemented, waived, or terminated except by an instrument executed by all of the parties. Any previous agreements or understandings among the parties regarding the subject matter of this Agreement are merged into and superseded by this Agreement.

     12.5 Waiver. No waiver of any provision of this Agreement shall constitute
          ------
a waiver of any other provision of this Agreement, nor shall such waiver constitute a waiver of any subsequent breach of the provision.

     12.6 Assignment. This Agreement shall not be assignable. Any attempted
          ----------
assignment shall be null and void.

     12.7 Choice of Law. The validity, construction and enforcement of this
          -------------
Agreement shall be governed by the laws of the State of Texas.

     12.8 Arbitration. If any dispute, difference, or disagreement shall arise
          -----------
upon or in respect of the Agreement, and its meaning and construction, every such dispute, difference, and disagreement shall be referred to a single arbiter sitting in Houston, Texas, agreed upon by the parties, or if no single arbiter can be agreed upon, an arbiter or arbiters shall be selected in accordance with the rules of the American Arbitration Association and such dispute, difference, or disagreement shall be settled by arbitration in accordance with the then prevailing commercial rules of the American Arbitration Association, and judgment upon the award rendered by the arbiter may be entered in any court having jurisdiction. In the event of such arbitration, the prevailing party shall be entitled to reasonable legal fees to be fixed by the arbitrator.

     12.9  Severability. If any provision of this Agreement is declared
           ------------
unenforceable by a court of competent jurisdiction, such provision shall be enforced to the greatest extent permitted by law, and such declaration shall not affect the validity of any other provision of this Agreement.

     12.10 Time for Performance. If the time for performance of any obligation
           --------------------
set forth in this Agreement falls on a Saturday, Sunday or legal holiday, compliance with the obligation on the next business day following such Saturday, Sunday, or legal holiday shall be considered acceptable.

     12.11 Counterparts. This Agreement may be executed in multiple
           ------------
counterparts, each of which shall be considered an original, but all of which shall be considered one instrument.

     12.12 Confidentiality.  Each party to this Agreement shall keep all
           ---------------
information obtained from the other parties as a result of its due diligence investigation confidential. No party shall release such confidential information without the consent of the other.



     IN WITNESS WHEREOF, this Agreement has been executed as of the Effective Date.

                                   AMERICAN INTERNATIONAL INDUSTRIES, INC.


                                   ______________________________
                                   By: John W. Stump, III
                                   Its:  Chief Financial Officer



                                   ______________________________
                                   Juan Carlos Martinez